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                      FIRST EAGLE INTERNATIONAL FUND, INC.
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                  PROSPECTUS SUPPLEMENT DATED OCTOBER 2, 1997

     Effective with a short fiscal year to end on October 31, 1997, the Fund's fiscal year has been changed and will end on October 31 of each year, instead of December 31. The Adviser's commitment to waive its fee for and to reimburse expenses of the Fund in an amount that operates to limit annual operating expenses of the Fund for the year ending December 31, 1997 to not more than 2.25% of daily net assets remains in effect through December 31, 1997.

     Arthur F. Lerner continues to have primary responsibility for managing the Fund along with other members of an investment team. Applicable references in the Fund's Prospectus dated April 30, 1997 under the heading 'Adviser' are revised accordingly.